UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 29, 2021)

Douglas Elliman Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41054	87-2176850
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard Miami Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

Completion of Spin-Off

On December 30, 2021 Douglas Elliman Inc. (“Douglas Elliman”) announced that it had completed its previously announced spin-off from Vector Group Ltd. (“Vector”) and will begin trading on the New York Stock Exchange under the symbol “DOUG”.

A copy of the press release related to the completion of the spin-off of Douglas Elliman is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Douglas Elliman’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. Forward-looking statements can be identified by words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may be,” “objective,” “opportunistically,” “plan,” “potential,” “predict,” “project,” “prospects,” “seek,” and “will be” and similar words or phrases or their negatives. Forward-looking statements involve important risks and uncertainties that could cause Douglas Elliman’s actual results, performance or achievements to differ materially from anticipated results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those described under “Risk Factors” in the Registration Statement on Form S-1 filed by Douglas Elliman (Reg. No. 333-261523). Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Douglas Elliman undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 8.01	Other Events.

On December 29, 2021, at 11:59 p.m., New York City time, Vector completed the distribution to its stockholders (including Vector common stock underlying outstanding stock option awards and restricted stock awards) of the common stock of Douglas Elliman (such distribution of Douglas Elliman’s common stock, the “Distribution”). Each holder of Vector common stock received one share of Douglas Elliman’s common stock for every two shares of Vector common stock (including Vector common stock underlying outstanding stock option awards and restricted stock awards) held of record as of the close of business, New York City time, on December 20, 2021. In the Distribution, an aggregate of 77,720,631 shares of Douglas Elliman’s common stock were issued, with any fractional shares converted to cash and paid to applicable Vector stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Douglas Elliman Inc. announcing the completion of the spin-off from Vector Group Ltd. and listing on the New York Stock Exchange under the symbol “DOUG”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

Date: December 30, 2021	By:	/s/ J. Bryant Kirkland III
	Name:	J. Bryant Kirkland III
	Title:	Senior Vice President, Treasurer and Chief Financial Officer